UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2023

T-MOBILE US, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-33409	20-0836269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12920 SE 38th Street Bellevue, Washington	98006-1350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 378-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	TMUS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 — Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted below under Item 5.07, at the Annual Meeting of Stockholders (the “Annual Meeting”) of T-Mobile US, Inc. (the “Company”) held on June 16, 2023, the Company’s stockholders approved the T-Mobile US, Inc. 2023 Incentive Award Plan (the “Incentive Plan”) and the T-Mobile US, Inc. Amended and Restated 2014 Employee Stock Purchase Plan (the “ESPP” and, together with the Incentive Plan, the “Plans”) and the Plans became effective. The Incentive Plan and the ESPP were adopted by the Board of Directors of the Company (the “Board”) on March 24, 2023, subject to stockholder approval.

A description of the material terms of the Plans was included in the Company’s Definitive Proxy Statement (“Proxy Statement”) on Schedule 14A filed with the Securities and Exchange Commission (“SEC”) on April 28, 2023. The foregoing and the descriptions in the Proxy Statement are not complete summaries of the terms of each Plan and are qualified by reference to the full text of the Plans, copies of which are filed as Exhibits 10.1 and 10.2 hereto and incorporated by reference herein.

Item 5.07 — Submission of Matters to a Vote of Security Holders.

On June 16, 2023, the Company held its Annual Meeting. At the Annual Meeting, the following six proposals were presented, as described in the Proxy Statement:

(1)	Elect 13 director nominees named in the Proxy Statement to the Board;

(2)	Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

(3)	Conduct an advisory vote to approve the compensation provided to the Company’s named executive officers for 2022;

(4)	Conduct an advisory vote on the frequency of future advisory votes to approve the compensation provided to the Company’s named executive officers;

(5)	Approve the Incentive Plan; and

(6)	Approve the ESPP.

Proposal 1 – Election of Directors.

The following 13 director nominees were elected as directors, each to hold office until the Company’s 2024 Annual Meeting of Stockholders, or until his/her successor is elected and qualified, by the votes set forth below:

Director Nominee	For	Withhold	Broker Non-Votes
André Almeida	951,819,124	147,069,532	31,465,166
Marcelo Claure	944,361,965	154,526,691	31,465,166
Srikant M. Datar	1,070,523,539	28,365,117	31,465,166
Srinivasan Gopalan	932,092,760	166,795,896	31,465,166
Timotheus Höttges	944,581,043	154,307,613	31,465,166
Christian P. Illek	881,658,854	217,229,802	31,465,166
Raphael Kübler	880,626,429	218,262,227	31,465,166
Thorsten Langheim	952,100,760	146,787,896	31,465,166
Dominique Leroy	883,218,921	215,669,735	31,465,166
Letitia A. Long	1,017,469,978	81,418,678	31,465,166
G. Michael Sievert	989,403,292	109,485,364	31,465,166
Teresa A. Taylor	970,288,528	128,600,128	31,465,166
Kelvin R. Westbrook	1,049,325,503	49,563,153	31,465,166

Proposal 2 – Ratification of the Appointment of Deloitte & Touche LLP.

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2023 was ratified by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
1,129,066,920	611,595	675,307	—

Proposal 3 – Advisory Vote to Approve the Compensation Provided to the Company’s Named Executive Officers for 2022.

The compensation provided to the Company’s named executive officers for 2022 was approved by an advisory vote, as set forth below:

For	Against	Abstain	Broker Non-Votes
1,062,485,902	36,129,647	273,107	31,465,166

Proposal 4 – Advisory Vote on the Frequency of Future Advisory Votes to Approve the Compensation Provided to the Company’s Named Executive Officers.

The advisory vote on the frequency of future advisory votes to approve the compensation provided to the Company’s named executive officers received the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
399,323,703	216,074	699,146,155	202,724	31,465,166

As disclosed in the Proxy Statement, the Board believes that holding an advisory say-on-pay vote every three years offers the closest alignment with the Company’s approach to executive compensation and its underlying philosophy that seeks to enhance the long-term growth of the Company and to attract, retain and motivate our executive officers over the long term. A three-year cycle for the advisory say-on-pay vote will provide investors the most meaningful timing alternative by which to evaluate the effectiveness of the Company’s executive compensation strategies and their alignment with the Company’s business and results of operations. The Board also believes that a three-year vote cycle for the advisory say-on-pay vote will give the Board sufficient time to thoughtfully consider the results of the advisory vote and to implement any desired changes to the Company’s executive compensation policies and procedures. Based on the Board of Directors’ recommendation in the Proxy Statement and the voting results with respect to the advisory vote on the frequency of future advisory votes on executive compensation, the Company has adopted a policy to hold an advisory vote to approve executive compensation every three years.

Proposal 5 – Approval of the T-Mobile US, Inc. 2023 Incentive Award Plan.

The Incentive Plan was approved by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
1,061,029,851	37,663,647	195,158	31,465,166

Proposal 6 – Approval of the T-Mobile US, Inc. Amended and Restated 2014 Employee Stock Purchase Plan.

The ESPP was approved by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
1,098,229,482	507,678	151,496	31,465,166

Item 9.01 — Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1	T-Mobile US, Inc. 2023 Incentive Award Plan (filed as Annex A to the Company’s Definitive Proxy Statement on Schedule 14A filed April 28, 2023, File No. 001-33409, and incorporated herein by reference)

10.2	T-Mobile US, Inc. Amended and Restated 2014 Employee Stock Purchase Plan (filed as Annex B to the Company’s Definitive Proxy Statement on Schedule 14A filed April 28, 2023, File No. 001-33409, and incorporated herein by reference)

104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-MOBILE US, INC.

June 21, 2023	/s/ Peter Osvaldik
Peter Osvaldik Executive Vice President and Chief Financial Officer